THE ALGER INSTITUTIONAL FUNDS

Supplement Dated November 14, 2008 to the
Prospectus Dated March 1, 2008
As supplemented to date

The Board of Trustees of The Alger Institutional Funds has determined that it would be in the best interests of shareholders to open Alger SmallCap Growth Institutional Fund (the "Fund") to all investors. The Fund's shares are now available for purchase by all investors.

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